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                                                                  EXHIBIT 10.5



                           Six Flags Over Mid America
                                   Front Gate
                               (Renewal Pending)
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                              SIX FLAGS ST. LOUIS

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                        RX TECHNOLOGIES, INC. AGREEMENT

      THIS RX Technology, Inc. AGREEMENT is made as of this 14th day of February, 2000 by and between SIX FLAGS ST. LOUIS, f/k/a/ SIX FLAGS OVER MID-AMERICA, a division of Six Flags Theme Parks Inc., a Delaware Corporation, having offices at P0 Box 60, Eureka, MO 63025, and RX Technologies, Inc., d/b/a RX Technologies, Inc., a Nevada Corporation, having offices at P0 Box 9112, Mandeville, LA 70470-9112 ("Licensee").

                                   WITNESETH

      WHEREAS, Six Flags owns and operates the theme amusement facility, which is open to the general public and known as Six Flags St. Louis in Eureka, MO (the "Park").

      WHEREAS, RX Technologies, Inc. desires to operate a front gate and walk-about digital photography concession known as RX Technologies, Inc. (the "Concession") as set forth herein;

      WHEREAS, Six Flags desires to grant RX Technologies, Inc. a license to operate the Concession in the Park, subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, Six Flags and RX Technologies, Inc. agree as follows:

      1. TERM.

            Subject to the provisions of this Agreement concerning termination, Six Flags grants RX Technologies, Inc. a license to operate the Concession in the Park in such locations of the Park as is set forth on Exhibit A hereto during the 3-year period (the "Term") commencing March 1, 2000 (the "Commencement Date") and terminating at the end of the Park's 2002 operating season (the "Termination Date").

      2. OPERATION.

            A. Hours of Operation.

                  RX Technologies, Inc. agrees to operate the Concession during the hours and days, including Sundays and holidays, that the Park is open for business in accordance with schedules prepared by Six Flags which Six Flags may modify in Six Flags' sole discretion at any time on twenty-four (24) hours notice to RX Technologies, Inc. and such additional hours as are required by Six Flags. RX Technologies, Inc. acknowledges that Six Flags will suffer great harm if RX Technologies, Inc. breaches the agreement set forth in this subsection, the amount of which would be difficult to determine. Therefore, RX Technologies, Inc. agrees to pay Six Flags liquidated damages of $50.00 for each Park operating day that RX Technologies, Inc. opens the Concession thirty (30) minutes after the opening time of the Park operating hours and/or closes the Concession thirty (30) minutes before the closing time of the Park operating hours upon notice thereof by Six Flags and such liquidated damages amount shall be increased an additional $50.00 for each

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successive violation of Park operating hours upon notice thereof by Six Flags, up to a maximum liquidated damages amount of $500.00.

            B. Approval of Goods.

                  (i) RX Technologies, Inc. agrees to submit samples of all products detailed plans, specifications, drawings and other information with respect to goods for sale at the Concession (the "Goods") to be made available to customers in the Park for Six Flags' approval in advance of sale of the same. RX Technologies, Inc. agrees to make such changes to the Goods, at its sole cost and expense, as Six Flags shall reasonably determine. RX Technologies, Inc. also agrees to coordinate with the Park in coding each of RX Technologies, Inc.'s Goods and inputting the same in the cash register for tracking purposes. To the extent requested by Six Flags, RX Technologies, Inc. shall comply with Six Flags point of sale and other information systems requirements.

            C. Price of Goods.

                  (i) RX Technologies, Inc. agrees to submit to Six Flags for its review and approval, a retail price list of all RX Technologies, Inc.'s Goods for sale to customers of the Park at least two (2) weeks prior to Commencement Date or any proposed change in any previously approved price list. RX Technologies, Inc. agrees to make changes to the Approved Price list as Six Flags shall reasonably request. RX Technologies, Inc. shall be responsible for all costs and expenses associated with production and printing of the Price List and any changes thereto, and such costs shall not be deducted from Net Revenue (as hereinafter defined).

                  (ii) RX Technologies, Inc. agrees to make changes to the Approved Price at any time during the Term if the parties mutually determine, that an adjustment is appropriate. RX Technologies, Inc. shall be responsible for all costs and expenses associated with production and printing of the Revised Price List, and such costs shall not be deducted from Net Revenue (as hereinafter defined).

                  (iii) RX Technologies, Inc. agrees that it shall not make its Goods available to any party free of charge or at a discounted price unless RX Technologies, Inc. is engaging in sampling activities approved by Six Flags, etc. Notwithstanding the foregoing, RX Technologies, Inc. agrees to offer such discounts on its Goods as Six Flags shall require and as Six Flags shall offer in locations owned by Six Flags. RX Technologies, Inc. shall, at all times, charge customers, including without limitation, family members, employees and business associates, the price set forth on the Approved Price List for its Goods except as otherwise expressly set forth herein.

            D. Methods of Sale: Payment and Return Policies.

                  (i) The Goods shall be available for sale to customers of the Park as follows: at point of purchase. A method of sale shall be discontinued at the discretion of Six Flags.

                  (ii) The following forms of payment for RX Technologies, Inc.'s Goods will be accepted: MasterCard, Visa, American Express and Discover credit cards (collectively, the Credit Cards), checks, and cash. Six Flags may, in its sole discretion, discontinue and, if applicable, require RX Technologies, Inc. to discontinue any form of payment for Goods sold hereunder. Conversely, Six Flags may, in its sole discretion, require RX Technologies, Inc. to accept such


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additional forms of payment as may be accepted by Six Flags in the future; and
in so doing, RX Technologies, Inc. agrees to submit to such reasonable rules/restrictions with respect thereto. Payment for the Goods shall be in accordance with the provisions of Exhibit B - Payment/Return Agreement, which is attached hereto and incorporated herein.

            E. Reports and Records.

                  (i) Upon commencement of RX Technologies, Inc.'s daily operations, RX Technologies, Inc. shall pick up a cash till from the Park cash control facility, and within one (1) hour after the close of each Park day, RX Technologies, Inc. shall deliver to Park's cash control facility the following:
(a) remaining cash till, (b) a daily report of the day operations on Six Flags Daily Sales Report form, and (c) the day daily gross receipts, including without limitation credit card sales drafts, credit memos and all other materials evidencing sales transactions during such day (collectively, the Deposits). Such Deposits are received subject to audit by Six Flags as set forth herein and Six Flags may correct and credit or debit RX Technologies, Inc. for any inaccuracies or errors in RX Technologies, Inc.'s computation of Deposits. Six Flags may refuse to accept or revoke acceptance of any Deposits, including any sales drafts or credit adjustments, which are illegible or which fail to comply with the terms of this Agreement, including, but not limited to, any federal or state law.

                  (ii) RX Technologies, Inc. shall retain copies of sales drafts and other materials evidencing sales transactions related to sale of Goods during the Term of the Agreement from date of transaction. This Section shall survive the termination of the Agreement.

            F. Compliance with Laws.

                  RX Technologies, Inc. agrees that at all times during the Term it shall be in compliance with all laws, rules and regulations with respect to operation of the Concession in the Park, including, without limitation, all environmental and employment laws, rules and regulations. RX Technologies, Inc. agrees that it shall be responsible for obtaining, at its sole cost and expense, all licensing and/or permits required in connection with operation of the Concession in the Park.

            G. Employees.

                  (i) RX Technologies, Inc. acknowledges that it has no authority to employ persons on behalf of Six Flags, and no employees or agents of RX Technologies, Inc. shall be deemed to be agents or employees of Six Flags.

                  (ii) Without Six Flags' prior written consent, RX Technologies, Inc. shall not, until after the second anniversary of the end of the Term, solicit for the purpose of hiring or employ, directly or indirectly, any employee employed by, or independent contractor engaging in business with, Six Flags, in each case, during the Term. This subsection of the Agreement shall survive until the second anniversary of the end of the Term.

                  (iii) RX Technologies, Inc. represents and warrants that it shall, at its sole cost and expense, recruit, train and supervise and furnish the service of at least one (1) trained person to operate the concession and sell Goods in connection with, the Concession as set forth in Exhibit C attached hereto and incorporated herein (RX Technologies, Inc. Employees) during Operating Hours. RX Technologies, Inc. acknowledges that Six Flags will suffer great harm if RX Technologies, Inc. breaches the agreement set forth in this subclause, the amount of which would be difficult to determine. Therefore, RX Technologies, Inc. agrees to pay Six Flags liquidated


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damages of $250.00 for each Park operating day that RX Technologies, Inc. fails to furnish the services of at least one (1) trained person to operate the Concession and/or fails to operate the Concession during the Operating Hours.

                  (iv) RX Technologies, Inc. shall be fully responsible for all RX Technologies, Inc.'s Employees, including without limitation, responsibility for all salaries and other compensation, withholding taxes, workers compensation insurance, union dues, if applicable, and other required payments in connection with such employees and shall be in compliance with all laws, rules and regulations with respect thereto.

                  (v) Each prospective employee of RX Technologies, Inc. shall complete an employment application, the form of which must be approved by Six Flags, prior to beginning work in the Park.

                  (vi) RX Technologies, Inc. agrees to use best efforts to cause its employees to attend Park training/orientation programs as may be required by Six Flags and comply with Park rules and regulations, including without limitation submission to drug testing, as may be required. RX Technologies, Inc. further agrees to cause its employees to wear such uniforms as shall be approved in advance by Six Flags if Six Flags provides said uniforms. RX Technologies, Inc. agrees that all such uniforms shall be returned in good condition, normal wear and tear excepted, to Six Flags at the end of Term. RX Technologies, Inc. agrees to pay Six Flags for any damage to, or loss of, such uniforms. Six Flags reserves the right to set off the amounts thereof from RX Technologies, Inc.'s share of Net Revenues.

                  (vii) RX Technologies, Inc. agrees to verify, at its sole cost and expense, the references of RX Technologies, Inc.'s Employees, including without limitation, prior positions of employment, reasons for leaving prior positions, age, education, criminal records, immigration status, and right to work in the United States and use due diligence to determine if any of RX Technologies, Inc.'s Employees have provided false information or omitted significant information with respect to their backgrounds and/or prior employment.

                  (viii) RX Technologies, Inc. represents and warrants that it shall not, to RX Technologies, Inc.'s knowledge, employ any person to work in the Park who has a criminal history without Six Flags' knowledge and approval with respect to said employment. RX Technologies, Inc.'s knowledge, for the purpose described in the immediately preceding sentence, is the knowledge that RX Technologies, Inc. would have known had RX Technologies, Inc. performed a reference check of the type performed by Six Flags. RX Technologies, Inc. acknowledges that great harm can be suffered by Six Flags if a RX Technologies, Inc. employee is discovered to have a criminal record that could have been discovered with a criminal history background check of the type performed by Six Flags with respect to all prospective employees of Six Flags. The parties agree that it will be difficult to determine the damages suffered by Six Flags in the event of RX Technologies, Inc.'s failure to undertake such background checks. Accordingly, the parties agree that in the event RX Technologies, Inc. employs an individual for work in the Park for whom RX Technologies, Inc. has not, prior to hiring such person, undertaken a criminal history background check of the type performed by Six Flags, then RX Technologies, Inc. shall pay Six Flags liquidated damages of $1,000.00 with respect to each such employee of RX Technologies, Inc. regardless of whether the background check would have revealed any evidence of criminal history.

                  (ix) At the request of Six Flags, RX Technologies, Inc. shall make available to Six Flags all information obtained with respect to its employees, including, without limitation, criminal history background checks.


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                  (x) RX Technologies, Inc. agrees to terminate employment at the Park for any RX Technologies, Inc.'s Employee working in the Park who: (a) is subsequently discovered to have a criminal history and, after being advised of the same, Six Flags does not approve said employment, (b) fails to comply with Park rules or (c) made material misstatements or omissions on his or her employment application. RX Technologies, Inc. agrees to indemnify Six Flags from and against any claims by RX Technologies, Inc.'s Employees arising from or related to such dismissals.

                  (xi) Six Flags agrees that RX Technologies, Inc. may offer RX Technologies, Inc.'s Employees discounts on Park admission and food/merchandise at the Park that Six Flags offers its employees in accordance with Park policy

      3. FACILITY.

            A. Rights/Responsibilities.

                  (i) In connection with RX Technologies, Inc.'s operation and management of the Concession, Six Flags agrees that RX Technologies, Inc. shall be entitled use of and/or access to: (a) the facility at which the Concession is operated (the Facility), (b) adjacent portions of the Facility, as may be necessary for the operation and maintenance of the Concession, and (c) common ways and areas within the Park for incinerator or trash purposes, loading and unloading supplies and installation, repair and maintenance of Equipment and/or other elements related to the Concession.

                  (ii) Six Flags will be responsible for heating, ventilation, air conditioning, plumbing, electrical, expenses related to the operation of the Concession in the Facility. Six Flags also agrees to provide the following: (i) passes to enter the Park for RX Technologies, Inc.'s Employees in the performance of their duties, and (ii) Licensee's Employee access to the Park employee parking areas on a first-come, first-serve basis to be used in the performance of their duties

                  (iii) RX Technologies, Inc. will be responsible for cleaning the Facility and area and removing trash from said areas, the regular maintenance of the Facility related to the operation of the Concession in the Facility.

            B. Construction.

                  (i) RX Technologies, Inc. will be installing a digital photography operation at the location listed on Exhibit A. Included in the construction will be all appropriate equipment for their operation. All payment to outside contractors will be made in accordance with Six Flags St. Louis policies. Prior to the construction of the Facility in the Park at which the Concession is operated, RX Technologies, Inc. will submit its plans to the Park for approval. These plans will include exterior and interior finishes as well as RX Technologies, Inc.'s proposed signage. RX Technologies, Inc. will design the exterior and interior of the Facility and the signage so that they will be consistent with the theme of the area of the Park in which the Facility is located and Six Flags' design requirements policy (the Design Policy) (a copy of the Design Policy in effect as of the date hereof is attached hereto and incorporated herein), as Six Flags may amend from time to time upon notice to RX Technologies, Inc.


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                  (ii) RX Technologies, Inc. agrees to obtain all permits,
consents, approvals and clearances with respect to any construction contemplated hereunder and comply with all laws, rules and regulations with respect thereto, including Six Flags' Maintenance Department rules, and shall secure Six Flags' prior approval with respect to the following: (a) contractors, subcontractors, designers, architects and materialmen who will perform work or Goods or supply materials in connection with the construction of the Facility, (b) dates of commencement and completion with respect to each phase of the construction of the Facility and (c) agreements with all contractors, subcontractors, designers architects and materialmen. RX Technologies, Inc. shall only enter into construction agreements hereunder which permit assignment to Six Flags and its licensors. All construction hereunder shall be made in a good and workmanlike manner.

                  (iii) Six Flags shall have the right, but not the obligation, to test and inspect the construction of the Facility. RX Technologies, Inc. agrees, at its sole cost and expense, to remedy any problems with the Facility, upon Six Flags' request, including without limiting the foregoing, problems associated with defective design, engineering, workmanship, failure of factory construction, materials or any component parts.

                  (iv) RX Technologies, Inc. shall not place, maintain, or permit to be placed or maintained on any exterior portion of the Facility or on the interior side of or immediately adjacent to any glass door, wall or window of said Facility, or otherwise display outside said Facility in the confines of the Park, any signs, advertisements, lettering, trade, brand or service name, mark or logo, neon lights, flood lights, colored lights, flashing lights or other exterior lighting without prior written consent of Six Flags, which consent may be granted or withheld in the absolute discretion of Six Flags. RX Technologies, Inc. shall not use in, on or about said Facility, or elsewhere in the Park, any sound producing or reproduction equipment audible inside or outside said Facility, without the prior written consent of Six Flags.

            C. Building or Grounds Alteration

                  Any alterations, cosmetic or structural, to any building, attachment, surrounding structure or grounds will be at the expense of the Licensee and must be approved in advance by the Director of Maintenance or his designate. Style and design must be consistent with the area of the Park that the Licensee's operation(s) are located. All contractors and trade labor will be selected by the Director of Maintenance and the Purchasing Manager. All such contractors must, among other requirements, supply Six Flags' Director of Maintenance with the scope of work and target completion date, supply a valid Certificate of Insurance for the contractor or trade labor, status of labor (Union or Non-Union), accept Six Flags' Safety Policy and supply Six Flags with appropriate Lien Waivers at each payment date and upon substantial completion of the project. The terms of all contracts shall be determined by Six Flags and under no circumstances shall the Licensee engage in a similar function. Failure of Licensee to comply with any portion of this section may result in termination of the Agreement at the sole discretion of Six Flags.

                  (i) RX Technologies, Inc. agrees to make alterations, modifications, additions, improvements or updates, at its sole cost and expense (including any necessary design and engineering expenses), to the Facility and/or the Equipment, as shall be mutually agreed to by the parties and in accordance with the Design Policy.

                  (ii) RX Technologies, Inc. covenants that it will not make, or suffer or permit to be made, any Alterations in, on, or to the Facility and/or the Equipment without first: (a) notifying Six Flags in writing sufficiently in advance of the commencement thereof to enable Six Flags to post or record or both, appropriate and effective notices of non-responsibility, (b) obtaining


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the written consent of Six Flags thereto, which consent Six Flags shall not unreasonably withhold provided that the proposed Alterations are of high quality and in harmony with the overall design and appearance of the Park, and necessary to operate the Concession in a safe and efficient manner, (c) obtaining the written approval of Six Flags as to all contractors, subcontractors, and materialmen who will perform work or services or supply materials in connection therewith and (d) obtaining the written consent of Six Flags with respect to the proposed commencement and completion date of such Alterations.

            D. Maintenance and Repair.

                  RX Technologies, Inc. agrees to properly maintain and keep in good repair and condition the Facility and/or the Equipment, at its sole cost and expense. The Facility and/or the Equipment shall be maintained in keeping with the themeing and overall aesthetics of the Park. In the event any portion of the Facility and/or the Equipment is inoperative or a component thereof has failed or is defective, RX Technologies, Inc. shall repair the same no later than seventy-two hours of RX Technologies, Inc.'s knowledge of the same or, in the case of Equipment, RX Technologies, Inc. shall secure comparable equipment (the Replacement Equipment) and deliver the same to the Park until such time as the Equipment is repaired. Failure of RX Technologies, Inc. to comply with the provisions of this subsection shall constitute default hereunder.

            E. Relocation.

                  RX Technologies, Inc. agrees that Six Flags shall have the right to relocate RX Technologies, Inc. to another Facility in the Park, for any reason, provided that Six Flags agrees to exercise reasonable care to minimize interference in or to RX Technologies, Inc.'s operations.

            F. Ownership.

                  It is understood and agreed that the Facility and the improvements thereto, whether made by RX Technologies, Inc. or Six Flags hereunder, shall remain the property of Six Flags or RX Technologies, Inc. respectively, except the trademarks and other indicia of Six Flags, including an Alternate Name (hereinafter defined) (Six Flags' Trademarks) and the trademarks of Six Flags' licensors, including Warner Bros. and DC Comics (Licensor's Trademarks) shall be the property of Six Flags and its licensors and in the event of expiration or termination hereunder Six Flags' Trademarks and its Licensor's Trademarks shall be removed therefrom and returned to Six Flags at RX Technologies, Inc.'s sole cost and expense.

            G. Interference with Park/Park Operations.

                  RX Technologies, Inc. understands that this Agreement may not be asserted to affect or impede Six Flags' normal Park operations, including without limitation, upgrading Park equipment, building and/or facilities, entering into agreements with other parties or locating or changing other facilities, equipment, walkways or signage into or surrounding the Facility, each without the consent of Six Flags. RX Technologies, Inc. shall have no exclusive rights with respect to the operation of concessions in the Park similar in nature or type to the Concession.

      4. EQUIPMENT.

            A. Description.


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                  (i) RX Technologies, Inc. agrees to provide, at its sole cost and expense, all equipment, supplies, furnishings, displays, and other signage, cash registers, and any other materials necessary to operate the Concession (the Equipment). Notwithstanding the foregoing, RX Technologies, Inc. agrees that it shall use only Six Flags' provided credit card processing equipment (collectively, Six Flags' Equipment), as appropriate, for all transactions and, in consideration therefore, RX Technologies, Inc. shall pay Six Flags no later than thirty (30) days of receipt of an invoice therefor.

            B. Delivery, Installation and Removal.

                  (i) RX Technologies, Inc. agrees that it shall be responsible for the shipment, installation and, promptly following the end of the Term, the removal, of the Equipment, including parts therefor and/or Replacement Equipment (as hereinafter defined), at its sole cost and expense. RX Technologies, Inc. agrees to coordinate with Six Flags with respect to the dates and times of shipment and installation of the Equipment, Replacement Equipment and/or parts therefor.

                  (ii) Six Flags shall have the right, but not the obligation, to test and inspect the Equipment and the installation and operation of the Equipment during the Term. RX Technologies, Inc. agrees, at its sole cost and expense, to remedy any problems with the Equipment and installation thereof, upon Six Flags' request, including without limiting the foregoing, problems associated with defective design, engineering, workmanship, failure of factory construction, materials or any component parts.

            C. Additional Equipment.

                  RX Technologies, Inc. agrees to install and/or supply additional Equipment, as determined by mutual agreement of the parties, at no additional cost to Six Flags.

      5. PAYMENT TO RX TECHNOLOGIES. INC.

            A. RX Technologies, Inc. shall collect, record and submit the Deposits of the Concession to Six Flags and Six Flags shall pay RX Technologies, Inc. the following share of Net Revenues (as hereinafter defined) during each operating season of the Term as follows:

                  Year              RX Technologies, Inc. % of Net Revenue
                  ----              --------------------------------------

                  2000                    65%
                  2001                    65%
                  2002                    65%

RX Technologies, Inc. agrees to guarantee a minimum $0.12 (12 cent) per cap or equivalent revenue each year.

            B. Net Revenue means gross revenue of the Concession during the applicable period less the sales tax paid or payable in respect thereto or otherwise paid. RX Technologies, Inc. agrees that Six Flags shall have the right to deduct the following from RX Technologies, Inc.'s share of the Net Revenue:
(i) cash shortages, (ii) credit card, check processing and other transaction costs and charges, including charge backs and return check amounts and fees related thereto, (iii) the cost of goods taken from Six Flags' warehouse, to the extent permitted by Six Flags, or otherwise and not paid for, (iv) the cost of leased Park equipment, if any, each during the applicable period, (v) the cost associated with the damage or loss of uniforms as set forth in more detail in
Section 2


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G hereof, and (vii) the cost of any bill, charge or other amount owed to Six
Flags hereunder (including, without limitation, liquidated damages).

            C. RX Technologies, Inc.'s share of the Net Revenue will be calculated at the end of the week. For payment purposes, a week shall be defined as the seven-(7) day period beginning Monday and ending on and including Sunday. Payments shall be directed as set forth in this Agreement or as RX Technologies, Inc. may otherwise direct in writing and shall be payable seven (7) days from Six Flags' calculation thereof. Six Flags shall have no further monetary liability or obligation to RX Technologies, Inc. Payments shall be made to RX Technologies, Inc. at the address indicated in the first paragraph of this Agreement or otherwise as requested in writing by RX Technologies, Inc.

            D. Notwithstanding Six Flags' deduction of sales tax from Net Revenue, RX Technologies, Inc. represents and warrants that all payments by Six Flags to RX Technologies, Inc. of RX Technologies, Inc.'s share of Net Revenue hereunder are exempt from any United States federal, state and local taxes or other assessments, including any withholding taxes. RX Technologies, Inc. shall be solely responsible for, and shall pay when due, assessments arising from or in connection with the receipt by RX Technologies, Inc. of such Net Revenue.

      6. AUDIT RIGHTS.

            Until all claims and rights of Six Flags shall have been fully ascertained, fixed and paid RX Technologies, Inc. shall maintain, in accordance with generally accepted accounting principles, separate and accurate records of the gross receipts of the Concession at the Park showing in detail all business transacted by RX Technologies, Inc. Six Flags shall have the right, at all reasonable times, to examine and inspect such records as well as any other business records of RX Technologies, Inc. pertaining to the operation of the Concession. This Section shall survive the termination of this Agreement.

      7. CHANGE IN FINANCIAL CONDITION.

            RX Technologies, Inc. agrees to notify Six Flags promptly of any significant material change in its financial condition.

      8. TRADEMARKS.

            A. RX Technologies, Inc. hereby grants Six Flags the non-exclusive royalty-free right and license to use RX Technologies, Inc.'s Trademarks, trade names, service marks, logos and symbols, (RX Technologies, Inc.'s Trademarks) for the Term of the Agreement in connection with the Concession in the Park. RX Technologies, Inc.'s Trademarks are and shall remain RX Technologies, Inc.'s sole and exclusive property. Six Flags agrees to include a Trademark symbol () on the first and most prominent reference to RX Technologies, Inc.'s Trademarks and a protective trademark legend in materials as shall be required by RX Technologies, Inc. hereunder.

            B. Six Flags reserves the right to create an alternate name and/or logo (collectively, the Alternate Name) for the Concession. Six Flags shall own all right, title and interest in and to such Alternate Name, and all goodwill with respect thereto shall inure to the benefit of Six Flags. RX Technologies, Inc. agrees that any Alternate Name shall be the exclusive property of Six Flags.


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            C. Six Flags' Trademarks are and shall remain the sole and exclusive property of Six Flags, and its Licensor's Trademarks are and shall remain the sole and exclusive property of Six Flags' Licensors, and RX Technologies, Inc. shall not use nor permit others to use Six Flags' Trademarks, including the Alternate Name, and its Licensor's Trademarks for any purpose without the prior written consent of Six Flags nor do anything which could in any way conflict with Six Flags or its Licensors' use or ownership of such Trademarks.

      9. REPRESENTATIONS AND WARRANTIES; ADDITIONAL COVENANTS.

            A. RX Technologies, Inc. represents and warrants that:

                  (i) RX Technologies, Inc. is, and will during the term of this Agreement be, solvent and able to meet its obligations hereunder as and when they become due;

                  (ii) RX Technologies, Inc. shall not use, or suffer or permit any person or persons to use, the Equipment and/or Facility for any purpose other than as set forth herein without the prior written consent of Six Flags, or in any unlawful manner or for any unlawful purpose;

                  (iii) RX Technologies, Inc. shall comply with, and use its best efforts to cause its agents and employees to comply with all rules and regulations of the Park as may be in effect from time to time. RX Technologies, Inc. confirms that it has been provided with a copy of the rules and regulations of the Park;

                  (iv) RX Technologies, Inc. will not offer or provide any Goods in or from the Concession or elsewhere in the Park, without the prior express written authorization of Six Flags. Any uncertainty with respect to the Goods which RX Technologies, Inc. is authorized to offer or provide shall be resolved in the manner which most limits and restricts RX Technologies, Inc.'s authority, and any reasonable interpretation of such authority by Six Flags shall be binding upon RX Technologies, Inc.;

                  (v) RX Technologies, Inc. shall maintain, at its sole cost and expense during the Term of this Agreement, a valid business license and any other necessary permits or licenses and shall provide proof of same to Six Flags;

                  (vi) The Concession, including the Facility and the Equipment with respect thereto, will be fit and safe for its intended commercial use, shall be free from defects, shall comply with all applicable laws, ordinances and regulations, including building, electrical and/or other codes, and will meet the operation objectives set forth herein;

                  (vii) RX Technologies, Inc. shall promptly pay all bills and charges relating to the Concession in the Park, including any Alterations to the Equipment and/or the Facility, and shall protect and indemnify Six Flags and the Park against all such bills and charges and liens relating thereto. In the event that RX Technologies, Inc. desires to contest any bill or charge which is the basis or which may be the basis for a lien against the Facility constituting the Concession or the Park or both, RX Technologies, Inc. shall, within five (5) days of notice therefor, obtain a bond of, or deposit collateral with, a responsible corporate surety or depository to protect against any such lien in the amount of any such bill estimated costs and expenses, including without limitation, attorney's fees and interest. If RX Technologies, Inc. fails to post such bond or collateral within the aforementioned time period, Six Flags may, without prejudice to any other right or remedy of Six Flags herein have the option to: (a) pay any such claim, bill or charge on RX Technologies, Inc.'s behalf, and RX Technologies, Inc. shall reimburse Six Flags on demand for the amount of any such payment or (b) have the right to set off the amount of said claim, bill or charge from the portion of RX Technologies, Inc.'s Net Revenue due hereunder. Should any claim or lien be filed or recorded affecting the Facility or the Park or both, or should any action affecting the title thereto be commenced, RX Technologies, Inc. shall give Six Flags written notice thereof promptly after the same becomes known to RX Technologies, Inc., and RX Technologies, Inc. shall thereafter remedy the same with respect to the Facility or the Park or both;

                  (viii) RX Technologies, Inc.'s Trademarks, and/or any advertising, promotion or publicity materials supplied Six Flags by RX Technologies, Inc. hereunder will not violate, infringe upon or give rise to any adverse claim with respect to any common law or other right whatsoever, including, without limitation, any copyright, trademark, service mark, right of privacy or publicity or contract right of any party or violate any other law; and

                  (ix) Except as otherwise expressly permitted herein, RX Technologies, Inc. shall not have the right to use or permit the use of any of Six Flags' Trademarks, including any depiction of the Park or Licensor's Trademarks or other intellectual property without Six Flags' prior written consent identifying the use consented to, which consent may be granted or withheld in the absolute discretion of Six Flags. This Section shall survive the termination of the Agreement.

      10. SUBCONTRACRORS.

            Six Flags acknowledges that RX Technologies, Inc. has the right to utilize subcontractors (collectively, the Subcontractors) to fulfill the obligations set forth hereunder, subject to Six Flags' prior approval with respect thereto and the work to be performed thereby. RX Technologies, Inc. agrees that (i) the terms of the agreement between RX Technologies, Inc. and any Subcontractor will comply with all the terms of this Agreement, including, without limitation, the provisions concerning criminal background checks of persons working at the Park for or on behalf of RX Technologies, Inc. and the provisions concerning insurance, (ii) there will be no disruption (including strike) in the operation of the Concession whatsoever (even in the event of replacement of the Subcontractors), and (iii) RX Technologies, Inc. shall not cause or permit any liens, claims or encumbrances to be placed on or with respect to the Equipment, Facility, Park or any other property of Six Flags or RX Technologies, Inc. which is the subject of this Agreement.

      11. ASSIGNMENT.

            The obligations of RX Technologies, Inc. herein are personal in nature and this Agreement and the obligations of RX Technologies, Inc. hereunder shall not be assigned or otherwise transferred by RX Technologies, Inc., in whole or in part, to any third party without the prior written consent of Six Flags. Six Flags may assign this Agreement to any licensor of Six Flags. For purposes of this Agreement, the term assigned or assignment shall include, without limitation, a consolidation or merger of RX Technologies, Inc. with or into another party, a reorganization or a sale or other transfer of all or substantially all of the assets of RX Technologies, Inc. to another party, and/or transfer of a controlling interest in RX Technologies, Inc.'s business in or to another party.

      12. INDEMNITY.

            RX Technologies, Inc. covenants that it will protect, defend, hold harmless and indemnify Six Flags, its directors, officers, employees, agents, subsidiaries, licensors, partners and parent companies from and against any and all expenses, claims, actions, liabilities, attorney's fees and costs, damages and losses of any kind or nature whatsoever (including, without limitation of the foregoing, death of or injury to persons and damage to property), actually or allegedly resulting from or connected with the operation of the Facility and/or the Concession (including, without limitation of the foregoing, Goods sold, work done, Goods rendered or products utilized therein, advertising and promotion therefor, lack of repair in or about the area occupied or arising out of any actual or alleged infringement of any patent or claim of patent, copyright, trademark, service mark, or trade name) or from the omission or commission of any act, lawful or unlawful, or breach of this Agreement by RX Technologies, Inc. or its agents or employees, whether or not such act is within the scope of the employment of such agents or employees and not due to the negligence or willful misconduct of Six Flags or its employees and agents. This Section shall survive the termination of the Agreement.

      13. INSURANCE.

            A. To insure RX Technologies, Inc.'s performance of the obligations and warranties as set forth herein, but not by way of limitation, RX Technologies, Inc. agrees, at its expense, to procure and maintain Comprehensive General Liability against claims for bodily injury, personal injury or death and property damage, Contractual Liability, Products Liability, Automobile Liability against claims for bodily injury, personal injury or death and property damage, Risk Builder Risk Insurance, including coverage against collapse, written on a completed value basis and Workers Compensation Insurance, including an employer liability endorsement (collectively, the Insurance) each covering claims occurring upon, in or about the Park, and on, in or about the adjoining streets, sidewalks and passageways and identifying this Agreement, the Park and Six Flags Theme Parks Inc. as being named as additional insured on the Insurance policies described herein, including any renewals of such Insurance. The Insurance shall apply separately to each insured against whom a claim is made or suit is brought. The Insurance shall remain in full force and effect for the Term of this Agreement and one (1) year thereafter, and all such Insurance shall include a waiver of subrogation against Six Flags. This Section shall survive the termination of the Agreement.

            B. The Insurance shall be written by a company rated A or better by Best Insurance Reports or by such other company consented to in writing by Six Flags. The policy of Insurance will provide, inter alia, for thirty-(30) days advance notice to Six Flags and RX Technologies, Inc. of any proposed policy modification or cancellation. Upon any cancellation and/or modification of any Insurance policy required hereby, and prior to the effective date thereof, RX Technologies, Inc. shall deliver replacement insurance to Six Flags. RX Technologies, Inc. shall forward the Certificate of Insurance form attached hereto and incorporated herein as Exhibit D to its insurer for execution and transmit such executed Certificate to Six Flags promptly after execution of this Agreement, and RX Technologies, Inc. shall also supply Six Flags with its official Certificate of Insurance promptly after execution of this Agreement for its records.

            C. Each of the Insurance liability coverage's referenced above shall have a combined single limit of at least $1,000,000 for any claim arising out of a single occurrence and $3,000,000 for all claims in the aggregate.

            D. All Insurance policies required to be maintained shall be occurrence based (rather than claims made), primary and shall not require contribution from any coverage maintained by Six Flags, and shall not contain, without Six Flags' prior written consent, any special or noncustomary exclusions.

            E. RX Technologies, Inc. shall furnish Six Flags with a certificate from RX Technologies, Inc.'s insurance carrier certifying that RX Technologies, Inc. has obtained Worker's Compensation insurance upon its employees, or an opinion of counsel satisfactory to Six Flags that such coverage is not required.

            F. RX Technologies, Inc. understands that Six Flags' rights and RX Technologies, Inc.'s obligations hereunder shall not be limited or affected by the provisions of this Section 14.

      14. BREACH.

            In the event of breach of any provision of this Agreement by RX Technologies, Inc. or in the event RX Technologies, Inc. should become insolvent, file a voluntary petition in bankruptcy, have a receiver, liquidator or trustee in bankruptcy appointed over its affairs, have a significant material adverse change in its financial condition, Six Flags may, at its option, then or at any time thereafter while said breach continues, upon fifteen (15) days prior written notice to RX Technologies, Inc., terminate this Agreement and the license and privileges granted hereby and be relieved of all further obligation hereunder arising after the date of termination. In the event of termination hereunder, RX Technologies, Inc. shall then quit and surrender the premises as set forth in this Agreement and the license and privileges granted hereby shall then terminate; provided, however, that RX Technologies, Inc. shall remain liable for all obligations under this Agreement, and Six Flags may, in addition to any remedy herein provided, recover from RX Technologies, Inc. any damages to which it may be entitled in law or equity. This Section shall survive the termination of this Agreement.

      15. NOTICES.

            All notices required or permitted to be given hereunder shall be in writing and personally delivered or sent by courier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            To Six Flags:               Six Flags St. Louis
                                        I-44 & Allenton Road
                                        Eureka, MO 63025
                                        Att: Joe Costa
                                        Phone: 636-938-5300 Ext 406
                                        Fax: 636-587-3611
                                        Retail Fax: 636-587-9823

            Copy to:                    Six Flags Corporate Offices
                                        924 Avenue J East
                                        Grand Prairie, TX 75050
                                        Attn: John Bement
                                        Phone: 405-475-2500
                                        Fax: 405-475-2555

            To Licensee:                RX Technologies, Inc.
                                        2264 7th Street
                                        Mandeville, LA 70471
                                        Attn: Rex Gay
                                        President/Owner

                                        Phone: 504-727-9412
                                        Fax: 504-727-9815

or to such other addresses as the parties may direct by written notice given as herein above provided. Notice shall be deemed given when received as evidenced by the return receipt or the date such notice is first refused, if that were the case. Notice also may be sent by facsimile and shall be deemed received on the date facsimile is confirmed as being sent.

      16. SURRENDER OF PREMISES.

            At the expiration or prior termination of this Agreement, RX Technologies, Inc. may, subject to any indebtedness of RX Technologies, Inc. to Six Flags, promptly remove RX Technologies, Inc.'s Equipment from the Park, except that Six Flags' Trademarks or Six Flags' Licensor's Trademarks shall be removed from the Equipment and remain at the Park, and RX Technologies, Inc. shall quit and surrender the Facility in the Park in good condition, reasonable wear and tear excepted. Unless the parties otherwise agree, if RX Technologies, Inc. fails to remove the Equipment from the Park within five (5) days after termination of this Agreement, then RX Technologies, Inc. shall be deemed to have abandoned such property and title to the same shall at that time vest in Six Flags. Any costs and expenses incurred by Six Flags in removing such abandoned property (including the reasonable value of the Goods rendered by Park employees in connection therewith) shall be paid to Six Flags by RX Technologies, Inc. promptly following demand therefor. This Section shall survive the termination of this Agreement.

      17. GOVERNING LAW.

            A. Each of the parties hereto agree that this Agreement shall be deemed to have been made, entered into, executed and delivered in the State of Missouri (the Specified State) and that the laws of the Specified State shall govern the construction, interpretation and enforceability of this Agreement. Should any dispute arise in connection with the construction, interpretation, performance or enforcement of the provisions of this Agreement, each of the parties hereto agrees that any such action shall be brought only in the courts located in the Specified State.

            B. Each of the parties hereto, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily, with and upon advice of competent counsel, (i) submit to personal jurisdiction in the Specified State over any suit, action or proceeding by any person arising from or relating to this Agreement and the relationship of the parties hereto, (ii) agree that any such action, suit or proceeding shall be brought in any state or federal court of competent jurisdiction sitting in the federal court district in the Specified State, (iii) submits to the jurisdiction of such courts and (iv) to the fullest extent permitted by law, agree that it will not bring any action, suit or proceeding in any forum other than as provided herein (but nothing herein shall affect the right of the Six Flags to bring any action, suit or proceeding in any other forum to the extent necessary to enforce its rights under this Agreement).

      18. RELATIONSHIP OF THE PARTIES.

            RX Technologies, Inc. is an independent contractor. Nothing contained in or done pursuant to this Agreement shall be construed as creating a partnership, agency, joint employer, joint venture or landlord-tenant relationship. Except as otherwise expressly provided in this Agreement, no party shall become bound, with respect to third parties, by any representation, act or omission of the other.

      19. FORCE MAJEURE.

            Neither party shall be liable to the other party for damages for its failure to perform due to contingencies beyond its reasonable control, including, but not limited to, fire, storm, flood, earthquake, explosion, accidents, public disorders, sabotage, lockouts, labor disputes, strikes, riots or acts of God. In the event that such an event has occurred, the party affected shall notify the other immediately. The rights and obligations of either party under this Agreement shall be suspended only for the duration and extent of the force majeure and once the force majeure ceases to exist, the rights and obligations of either party shall continue in full force.

      20. PUBLICITY.

            A. Six Flags shall, at its discretion, develop, direct and produce any and all advertising and promotion in connection with the Concession in the Park for the purposes of advertising, promoting, publicizing and merchandising the Concession in the Park. RX Technologies, Inc. agrees to cooperate, as necessary, when requested to provide any advertising or promotion with respect to the Concession.

            B. Six Flags shall have the right to use RX Technologies, Inc.'s Trademarks and the names of any person or entity rendering Goods on or associated with the Concession, as well as any such person or entity's biography, photographic or non-photographic likeness and recorded voice.

            C. RX Technologies, Inc. shall not have the right to have or cause to have sponsors with respect to the Concession without the prior written approval of Six Flags.

            D. RX Technologies, Inc. agrees that Six Flags may obtain sponsors for the Concession which may include affixing signage in or around the Concession, and any proceeds Six Flags derives in connection therewith shall be solely that of Six Flags.

      21. PROPRIETARY INFORMATION.

            RX Technologies, Inc. agrees that this Agreement and all information regarding the business operations, policies and practices of Six Flags (Proprietary Information) acquired or learned in connection with the activities conducted under this Agreement shall be deemed confidential and shall be kept in strict confidence under appropriate safeguards. The term Proprietary Information, as used herein, does not include any information that is or becomes generally available to the public other than as a result of disclosure in violation of this Agreement. This Section shall survive the termination of the Agreement.

      22. SEVERABILITY.

            If any provision of this Agreement or the application of any such provision to any party or circumstance is held invalid, the remainder of this Agreement, and the application of such provision other than to the extent it is held invalid, will not be invalidated or affected thereby.

      23. ENTIRE AGREEMENT.

            This Agreement (including any and all exhibits and schedules hereto) constitutes the entire agreement between the parties with respect to the matters, which are the subject hereof, and supersedes all prior and contemporaneous agreements and undertakings of the parties pertaining to the subject matter hereof. This Agreement may not be modified except by written instrument duly executed by the parties hereto

                              --------------------

      IN WITNESS WHEREOF, this RX Technologies, Inc. Agreement has been duly executed by the parties hereto on the day and year first herein above written.

                                      SIX FLAGS ST. LOUIS,
                                      (a division of Six Flags Theme Parks Inc.)

                                      By:
                                          --------------------------------------
                                          Thomas J. Iven
                                          Vice President & General Manager


                                      RX TECHNOLOGIES, INC.

                                      By: /s/ Donald Rex Gray
                                          --------------------------------------
                                          Rex Gray
                                          President/Owner

                                   Exhibit A

                                    Location

      The locations are set forth below, subject to relocation in the reasonable discretion of Six Flags.

The existing Photo Services counter adjoining LaClede's Mart on the North and Bandstand Balloons on the East. This is part of building #110.

RX Technologies, Inc. will also have limited vending rights in the walkways to be defined geographically per our agreed map. All vending must be done in accordance with Six Flags general rules and regulations. This will include Hurricane Harbor and corporate outings or group sales and catered outing events.


                                   Ex. B - 1

Exhibit B

                            PAYMENT/RETURN AGREEMENT

      1. CREDIT CARD.

            (a) Acceptance.

                  (i) RX Technologies, Inc. shall comply with Six Flags' credit card procedures (the Credit Card Procedures) (a list of the Credit Card Procedures in effect as of the date hereof is attached hereto and is incorporated herein), as Six Flags may amend them from time to time upon notice to RX Technologies, Inc., with respect to acceptance of Credit Cards as payment for any Goods.

                  (ii) RX Technologies, Inc. agrees that it shall not: (A) discriminate in favor of any Credit Card accepted for payment over another, (B) require a minimum transaction amount or impose a surcharge as a condition for honoring Credit Cards, (C) impose a requirement on Credit Card holders to provide any personal information as a condition for honoring Credit Cards unless otherwise required by the Credit Card Procedures, (D) make or require a photocopy of a Credit Card, (E) make a Credit Card sale where only part of the consideration due is paid by use of such Credit Card, or (F) accept a Credit Card for any purpose which is prohibited by the Credit Card Procedures.

                  (iii) RX Technologies, Inc. shall not make a Credit Card sale to any person if: (A) the Credit Card being presented has expired according to the expiration date shown on such Credit Card, (B) the sale has been declined for authorization, (C) RX Technologies, Inc. has reasonable grounds to believe the Credit Card being presented is counterfeit, fraudulent or stolen, or (D) the signature on the Credit Card does not appear to be the same as the signature on the sales draft or the spelling of the signature on the sales draft is different from the spelling of the name on the Credit Card. RX Technologies, Inc. shall use reasonable efforts to retrieve any credit card from the customer when instructed by a service provider in response to an authorization or other inquiry.

                  (iv) RX Technologies, Inc. agrees to display symbols of the Credit Cards, supplied by Six Flags hereunder, at its Facility in the Park to effectively inform customers of the Park that RX Technologies, Inc. honors the Credit Cards.

            (b) Returns and Adjustments.

                  (i) All disputes between RX Technologies, Inc. and any Credit Card holder respecting any Credit Card transaction hereunder shall be settled between RX Technologies, Inc. and such Credit Card holder. RX Technologies, Inc. agrees that in the event of a Credit Card dispute, RX Technologies, Inc. shall reasonably address the Credit Card holder concern in a good faith manner.


                                   Ex. B - 2

                  (ii) RX Technologies, Inc. shall maintain a fair and consistent policy for exchange and return of Goods and for the adjustment of amounts due on Credit Card transactions and such policy shall be the same as available to cash customers. RX Technologies, Inc. shall make no cash refunds or payments to Credit Card holders for returns or adjustments on Credit Card sales.

                  (iii) When a refund or payment is due to a Credit Card holder for return or adjustment, RX Technologies, Inc. shall prepare, execute and deliver to Six Flags or cause to be delivered to Six Flags a legible credit adjustment memo on a form provided or approved by Six Flags and deliver to the Credit Card holder a copy of the completed form. Each credit adjustment memo shall be imprinted with or contain the following: (A) Six Flags' name and merchant account number, (B) city and address where the credit or adjustment occurred, (C) Credit Card holder name and Credit Card number, (D) Credit Card expiration date, (F) the date of the return or adjustment and the date of the initial transaction, if available, (F) the amount of the credit, and (vii) a brief description of the Goods returned.

                  (iv) With respect to each credit adjustment memo presented to Six Flags and/or transmitted hereunder, RX Technologies, Inc. represents and warrants that: (A) the credit adjustment memo represents an amount lawfully due to a Credit Card holder for the return or adjustment of Goods previously purchased with the Credit Card, (B) a sales draft relating to and including the amount of the credit memo was previously presented to Six Flags and/or transmitted hereunder, (C) the credit adjustment memo does not duplicate information concerning the same transaction in any other credit slip unless Six Flags requests a resubmission, (D) the signature appearing on the credit adjustment memo is that of an authorized employee of RX Technologies, Inc., and
(B) RX Technologies, Inc. has complied fully with the terms of this Agreement.

            (c) Failure to Comply.

                  In the event RX Technologies, Inc. fails to comply with the Credit Card Procedures or the terms of this Exhibit B for a given Credit Card transaction and said sales draft is returned to Six Flags, or in the event Goods are returned by the customer that paid by Credit Card, or in the event Goods are not received by customer or any defense or problem is made or presented by customer questioning the validity or authorization of the transaction, RX Technologies, Inc. agrees that Six Flags may, in its sole discretion: (i) deduct the amount of said Credit Card transaction from RX Technologies, Inc.'s share of the revenue from the Concession due and owing RX Technologies, Inc., if any, or
(ii) bill RX Technologies, Inc. in the amount of said Credit Card transaction, and RX Technologies, Inc. shall pay Six Flags the same within five (5) days of receipt therefor, or (iii) demand payment from RX Technologies, Inc. in the amount of said Credit Card transaction and RX Technologies, Inc. shall pay Six Flags immediately upon its receipt of Six Flags' demand. Failure of RX Technologies, Inc. to pay Six Flags as set forth herein for any outstanding Credit Card transactions shall constitute a breach of the Agreement.

            (d) Termination of Acceptance.

                  In the event Six Flags' agreement with respect to the Credit Cards terminates or Six Flags, in its sole discretion, determines that it does not want RX Technologies, Inc. to accept Credit Cards as payment for Goods hereunder, RX Technologies, Inc. agrees to discontinue


                                   Ex. B - 3
acceptance of Credit Cards and remove the Credit Card symbols from the Facility upon notification by Six Flags.

      2. CHECK.

            (a) Acceptance.

                  RX Technologies, Inc. represents and warrants that it shall comply with Six Flags' current check authorization procedures (the ACheck Authorization Procedures) (a copy of the TeleCheck Authorization Procedures in effect as of the date hereof has been received by RX Technologies, Inc. and is incorporated herein), as Six Flags may amend from time to time upon notice to RX Technologies, Inc., prior to acceptance of a check as payment for Goods. Notwithstanding the foregoing, RX Technologies, Inc. agrees that it shall not contact TeleCheck directly, as set forth in Section 3 of the Check Authorization Procedures but shall contact the Merchandise Office or a Merchandise Supervisor to obtain authorization from TeleCheck.

            (b) Returns and Adjustments.

                  (i) All disputes between RX Technologies, Inc. and any customer respecting any check transaction hereunder shall be settled between RX Technologies, Inc. and such customer. RX Technologies, Inc. agrees that in the event of a dispute, RX Technologies, Inc. shall reasonably address the customer's concern in a good faith manner.

                  (ii) RX Technologies, Inc. shall maintain a fair and consistent policy for exchange and return of merchandise and for the adjustment of amounts due on check transactions and such policy shall be the same as available to cash and credit customers.

                  (iii) When a refund or payment is due to a customer for return or adjustment, RX Technologies, Inc. shall prepare, execute and deliver to Six Flags or cause to be delivered to Six Flags a legible Refund Slip.

                  (iv) With respect to each legible Refund Slip presented to Six Flags hereunder, RX Technologies, Inc. represents and warrants that: (A) the Refund Slip represents an amount lawfully due customer for the return or adjustment of Goods previously purchased with a check, (B) a sales draft relating to and including the amount of the Refund Slip was previously presented to Six Flags and/or transmitted hereunder, (C) the Refund Slip does not duplicate information concerning the same transaction in any other Refund Slip unless Six Flags requests a resubmission, (D) the signature appearing on the Refund Slip is that of RX Technologies, Inc., and (E) RX Technologies, Inc. has complied fully with the terms of this Agreement.

            (c) Failure to Comply.

                  In the event RX Technologies, Inc. fails to comply with the Check Authorization Procedures for a given check and said check is returned to Six Flags, or in the event Goods are returned by the customer that paid by check, or in the event Goods are not received by customer or any defense or problem is made or presented by customer questioning the validity or authorization of the transaction, RX Technologies, Inc. agrees that Six Flags may, in its sole


                                   Ex. B - 4
discretion: (A) deduct the amount of said check from RX Technologies, Inc.'s share of the revenue from the Concession due and owing RX Technologies, Inc., if any, or (B) bill RX Technologies, Inc. in the amount of said check, and RX Technologies, Inc. shall pay Six Flags the same within five (5) days of receipt therefor, or (C) demand payment from RX Technologies, Inc. in the amount of said check and RX Technologies, Inc. shall pay Six Flags immediately upon its receipt of Six Flags' demand. Failure of RX Technologies, Inc. to pay Six Flags as set forth herein for any outstanding checks shall constitute a breach of the Agreement.

            (d) Termination of Acceptance.

                  In the event Six Flags' agreement with TeleCheck terminates and Six Flags does not wish to continue acceptance of checks in the Park or Six Flags, in its sole discretion, determines that it does not want RX Technologies, Inc. to accept checks as payment for Goods hereunder, RX Technologies, Inc. agrees to discontinue acceptance of checks upon notification by Six Flags.

      3. CASH.

            (a) Acceptance.

                  RX Technologies, Inc. represents and warrants that it shall cause all cash received by or on RX Technologies, Inc.'s behalf for sale of Goods hereunder to be rung in the cash register or other Six Flags approved cash collection equipment and deposited in such cash register or other equipment at the time of sale. RX Technologies, Inc. agrees that it shall not accept cash for a mail or telephone order transaction.

            (b) Returns and Adjustments.

                  (i) All disputes between RX Technologies, Inc. and any customer respecting any cash transaction hereunder shall be settled between RX Technologies, Inc. and such customer. RX Technologies, Inc. agrees that in the event of a dispute, RX Technologies, Inc. shall reasonably address the customer's concern in a good faith manner.

                  (ii) RX Technologies, Inc. shall maintain a fair and consistent policy for exchange and return of merchandise and for the adjustment of amounts due on cash transactions and such policy shall be the same as available to credit customers.

                  (iii) When a refund or payment is due to a customer for return or adjustment, RX Technologies, Inc. shall prepare, execute and deliver to Six Flags or cause to be delivered to Six Flags a legible Refund Slip.

                  (iv) With respect to each legible Refund Slip presented to Six Flags hereunder, RX Technologies, Inc. represents and warrants that (A) the Refund Slip represents an amount lawfully due customer for the return or adjustment of Goods previously purchased in cash, (B) a sales draft relating to and including the amount of the Refund Slip was previously presented to Six Flags and/or transmitted hereunder, (C) the Refund Slip does not duplicate information concerning the same transaction in any other Refund Slip unless Six Flags requests a


                                   Ex. B - 5
resubmission, (D) the signature appearing on the Refund Slip is that of RX Technologies, Inc., and (B) RX Technologies, Inc. has complied fully with the terms of this Agreement.

                  (v) RX Technologies, Inc. agrees that in the event Goods hereunder are returned on a day that said Goods were not purchased, Six Flags may, in its sole discretion: (A) deduct the amount of said return from RX Technologies, Inc.'s share of the revenue from the Concession due and owing RX Technologies, Inc., if any; (B) bill RX Technologies, Inc. in the amount of said return and RX Technologies, Inc. shall pay Six Flags the same within five (5) days of receipt therefor or (C) demand payment from RX Technologies, Inc. in said amount and RX Technologies, Inc. shall pay Six Flags immediately upon receipt of Six Flags' demand. Failure of RX Technologies, Inc. to pay Six Flags as set forth herein for any amount outstanding shall constitute a breach of the Agreement.


                                   Ex. B - 6

                             Credit Card Procedures

      RX Technologies, Inc. represents and warrants that it shall follow the following Credit Card Procedures, as may be amended from time to time by Six Flags upon notice to RX Technologies, Inc.:

            1. Each Credit Card sale shall be evidenced by legible sales draft (the ADraft) on a form approved by Six Flags, indicating the full amount due for Goods sold hereunder.

            2. RX Technologies, Inc. shall imprint each Draft, or show evidence of the electronic equivalent obtained through use of a terminal, which reads the magnetic stripe on the Credit Card.

            3. The Draft shall include the following information: (i) Six Flags' name and merchant account number, (ii) the city and state in which the transaction takes place, (iii) the information on the Credit card, including the account number, name and expiration date of the Credit Card, (iv) the date the transaction takes place and the price of the Goods, (v) total amount of the transaction, including all applicable taxes, (vi) description of Goods, and
(vii) signature of the Credit Card holder.

            4. RX Technologies, Inc. shall compare the signature on the Draft with the signature on the Credit Card to ascertain that they are the same, and if the Credit Card has a photograph of the Credit Card holder, verify that the Credit Card holder and the person presenting the Credit Card appear to be the same person. If RX Technologies, Inc. believes there is a discrepancy in the signature or if the photographic identification is uncertain, RX Technologies, Inc. shall contact the service provides for instructions.

            5. If the signature panel on the Credit Card is blank, RX Technologies, Inc. shall do the following: (i) review positive identification to determine that the user is the Credit Card holder; such identification must consist of a current official government identification document (such as a passport or drivers license) that bears the Credit Card holder's signature, (ii) indicate such positive identification (including any serial number and expiration date) on the Draft and (iii) require the Credit Card holder to sign the signature panel of the Credit Card prior to completing the transaction.

            6. On mail and telephone order sales, if any, RX Technologies, Inc. shall print on the Draft the information required in Paragraph 3 of these Credit Card Procedures and, in addition, the following: (i) the customer's name and account number, (ii) whether the order was placed by mail (MO) or telephone (T.O.), and (iii) whether or not authorization is obtained. With respect to mail and telephone order sales, RX Technologies, Inc. does not need to secure the Credit Cardholder's signature or Credit Card imprints. RX Technologies, Inc. understands that telephone and mail order transactions are permitted at RX Technologies, Inc.'s sole risk; namely, that any defense or problem raised by a customer questioning the validity or authorization of the transaction may be made.


                                   Ex. B - 7

            7. For each Credit Card sale, RX Technologies, Inc. shall deliver or cause to be delivered a copy of the completed sales draft to the customer, evidencing the full amount due for the Goods.

            8. RX Technologies, Inc. shall not complete a sales transaction without first obtaining an authorization from the designated service provider for the total amount of the transaction. RX Technologies, Inc. shall print legibly on the Draft the authorization/approval code, evidencing any authorization so obtained.


                                   Ex. B - 8

                                   Exhibit C

                                   Employees

RX Technologies, Inc. Employees shall include the following:

No. of Employees              Title
----------------              -----

      1                       Supervisor
      3                       Cashier/Photographers


                                   Ex. C - 0

                                   Exhibit D


                              SIX FLAGS ST. LOUTS
                          P0 BOX 60, EUREKA, MO 63025
                   Telephone #(636)938-5300Fax #(636)587-3611

                            CERTIFICATE OF INSURANCE

--------------------------------------------------------------------------------
                         COMPANIES AFFORDING COVERAGES
--------------------------------------------------------------------------------
COMPANY                                   COMPANY
LETTER A                                  LETTER D
--------------------------------------------------------------------------------
COMPANY                                   COMPANY
LETTER B                                  LETTER F
--------------------------------------------------------------------------------
COMPANY                                   COMPANY
LETTER C                                  LETTER F
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COVERAGES

THIS CERTIFICATE IS TO CERTIFY To SIX FLAGS ______OR ANY SUBSIDIARIES HEREAFTER REFERRED TO AS A SIX FLAGS THAT POLICIES DESCRIBED BELOW HAVE BEEN ISSUED TO THE INSURED BY THE UNDERSIGNED AND ARE IN FULL FORCE AND EFFECT AT THIS TIME. IF ANY CHANGES ARE MADE IN THE POLICIES WHICH AFFECT THE INTEREST OF SIX FLAGS OR IF ANY OF THE POLICIES ARE CANCELED AT THE REQUEST OF EITHER PARTY, WRITTEN NOTICE WILL BE GIVEN BY THE INSURANCE COMPANY TO SIX FLAGS AT LEAST THIRTY (30) DAYS PRIOR TO THE EFFECTIVE DATE THEREOF.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
CO.      TYPE OF INSURANCE        POLICY   EFFE.   EXP.   LIMITS IN THOUSANDS
LTR.                              NUMBER   DATE    DATE
----------------------------------------------------------------------------------------
WORKERS COMPENSATION                                      STATUTORY
EMPLOYERS LIABILITY (NOTE I)                              EA. ACCIDENT             $____
o CERTIFICATE HOLDER NAMED ALT
   EMPLOYER                                               DISEASE-POLICY LIMIT     $____

                                                          DISEASE EA. EMPLOYEE     $____
----------------------------------------------------------------------------------------
GENERAL LIABILITY (NOTE 2)                                GENERAL AGG.             $____
o COMPREHENSIVE GENERAL LIABILITY
o CLAIMS MADE o OCCURRENCE                                PRODUCT-COMP/OPS AGG.    $____
o CERT. HOLDER NAMED ADDNL.
INSURED                                                   PERSONAL & ADV. INJURY   $____
o WAIVER OF SUBROGATION WAIVED
AGAINST CERT. HOLDER                                      EACH OCCURRENCE          $____
o HOLD HARMLESS AGREEMENT WITH
CERT. HOLDER INSURED
o PROFESSIONAL LIABILITY                                  FIRE DAMAGE
                                                          (ANY ONE FIRE)           $____

                                                          MEDICAL EXPENSE
                                                          (ANY ONE PERSON)         $____
----------------------------------------------------------------------------------------
AUTO LIABILITY                                            COMBINED SINGLE LIMIT    $____
o ANY AUTO
o ALL OWNED                                               BODILY INJURY
o SCHEDULED AUTOS                                         (PER PERSON)             $____
o CERT. HOLDER NAMED ADDNL
INSURED                                                   BODILY INJURY
o WAIVER OF SUBROGATION AGAINST                           (PER ACCIDENT)           $____
  SIX FLAGS

                                                          PROPERTY DAMAGE          $____
----------------------------------------------------------------------------------------
CARE, CUSTODY AND CONTROL (NOTE                           EACH OCCURRENCE          $____
4)                                                        AGGREGATE                $____
(IF APPLICABLE)                                           DEDUCTIBLE               $____
o ALL RISK
o LEGAL LIABILITY FORM
----------------------------------------------------------------------------------------


                                   Ex. D - 1

----------------------------------------------------------------------------------------
EXCESS LIABILITY (NOTE 5)                                 EACH OCCURRENCE          $____
o UMBRELLA                                                AGGREGATE                $____
o OTHER THAN UMBRELLA FORM                                DEDUCTIBLE               $____
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/RESTRICTIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRODUCER/AGENT                                 INSURED

--------------------------------------------------------------------------------
I DO HEREBY CERTIFY THAT THE INSURERS LISTED
HEREIN ARE AUTHORIZED TO TRANSACT BUSINESS     DATE ISSUED_________________
IN AND FOR THE STATE OF ___ AND CARRY A.M.
BEST RATINGS OF ____________________________
                                               REVERSE SIDE MUST BE COMPLETED
AUTHORIZED REPRESENTATIVE                      (OVER)

____________________________________________

--------------------------------------------------------------------------------

POLICIES LISTED ON REVERSE SIDE INCLUDE COVERAGE FOR:                  CHECK ONE

                                                                         YES  NO

NOTE (1) WORKERS COMPENSATION AND EMPLOYER=S LIABILITY
      (A)   VOLUNTARY COMPENSATION ENDORSEMENT?                          ___  __
      (B)   DOES POLICY INCLUDE A WAIVER OF SUBROGATION ENDORSEMENT AS
            REQUIRED BY CONTRACT WITH SIX FLAGS?                         ___  __
      (C)   ALTERNATE EMPLOYER ENDORSEMENT IN FAVOR OF SIX FLAGS?        ___  __
      (D)   COVERAGE IS AFFORDED IN THE STATES OF:                       ___  __

NOTE (2) COMPREHENSIVE GENERAL LIABILITY
      (A)   COVERAGE WRITTEN ON A COMPREHENSIVE FORM?                    ___  __
      (B)   PRODUCTS OR COMPLETED OPERATIONS COVERAGES INCLUDED?         ___  __
      (C)   IS POLLUTION COVERAGE INCLUDED?                              ___  __
      (D)   CONTRACTUAL LIABILITY COVERING HOLD HARMLESS AGREEMENT IN
            CONTRACT WITH SIX FLAGS?                                     ___  __
      (E)   WAIVER OF SUBROGATION ENDORSEMENT AGAINST SIX FLAGS? (F)
            IS SIX FLAGS NAMED AS ADDITIONAL INSURED?                    ___  __
      (G)   HAVE THERE EVER BEEN ANY PROFESSIONAL LIABILITY ACTIONS
            AGAINST THE INSURED? IF YES, PLEASE EXPLAIN.___________      ___  __
            _______________________________________________________
            _______________________________________________________
            _______________________________________________________
            HAVE THERE BEEN ANY SETTLEMENTS? IF YES, PLEASE EXPLAIN.     ___  __
            _______________________________________________________
            _______________________________________________________
            _______________________________________________________


                              Ex. D - 2

            HAVE THERE BEEN ANY JUDGEMENTS? IF YES, PLEASE EXPLAIN.      ___  __
            _______________________________________________________
            _______________________________________________________
            _______________________________________________________

NOTE (3) AUTO LIABILITY
      (A)   ALL OWNED, HIRED AND NON-OWNED VEHICLES?                     ___  __
      (B)   WAIVER OF SUBROGATION AGAINST SIX FLAGS?                     ___  __
      (C)   IS SIX FLAGS NAMED AS ADDITIONAL INSURED?                    ___  __

NOTE (4) CARE, CUSTODY AND CONTROL
      (A)   IS COVERAGE INCLUDED FOR DAMAGES TO SIX FLAGS PROPERTY
            WHILE BEING RAISED, LIFTED OR LOWERED WHILE USING CRANE,
            BOOMS OR HOISTS?                                             ___  __

NOTE (5) UMBRELLA FORM
      (A)   IS COVERAGE EXCESS OVER PRIMARY COMMERCIAL LIABILITY AND
            EMPLOYERS LIABILITY?                                         ___  __
      (B)   IS SIX FLAGS NAMED AS ADDITIONAL INSURED?                    ___  __
      (C)   WAIVER OF SUBROGATION AGAINST SIX FLAGS?                     ___  __


                              Ex. D - 3